FACE OF COMMON STOCK CERTIFICATE OF XCL LTD.
                             [GREEN BORDER]
NUMBER                                          SHARES


                                XCL LTD.
           Amended Series B, Cumulative Convertible
            Preferred Stock, Par Value $1.00 Each
                                                  See Reverse Side for
                                                  Certain Definitions

The Corporation will furnish without charge to any sharheolder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limiations or restrictions of such preferences and/or rights


THIS IS TO CERTIFY THAT----------------------------------------------------
---------------------------------------------------------------------------

IS THE OWNER OF----------------------------------------------------------

 Fully Paid and Non-Assessable Shares of the Amended Series B Cumulative
                     Convertible Preferred Stock of
                                XCL Ltd.
transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney, upon surrender of this Certificate properly endorsed.

      WITNESS, the seal of the Corporation and the signatures of its duly authorized officers.

Dated:_____________________


__________________________                _______________________
      Secretary/Treasurer                  President


                        [REVERSE OF CERTIFICATE]

                                XCL Ltd.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common              UNIF GIFT MIN ACT  -
                                                   ______ Custodian
TEN ENT - as tenants by the entireties      Under  Uniform Gifts to Minors
JT TEN - as joint tenants with right        Act___________________________
         of survivorship and not as                      (State)
         tenants in common

Additional abbreviations may also be used though not in the above list.

                               ASSIGNMENT
For  Value Received, ___ hereby  sell, assign and transfer unto
(Please  insert Social Security or other Identifying   Number  of
Assignee) ______________________________________________________
_________________________________________________________________
(Please print or typewrite name and address, including postal zip code, of assignee)
_________________________________________________________________
_________________________________________________________________
_________________________________________________________________

Shares represented by the within Certificate,  and do     hereby
irrevocably     constitute     and     appoint
_______________________________________________________________ Attorney
to transfer the said Shares on the books of the within named Corporation, with full power of substitution in the premises.

Dated_________________________
                                   _________________________
 In presence of
_____________________________